UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported) 10/24/2006
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                                LNB BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           Ohio                   0-13203                             34-1406303
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(State or other jurisdiction     (Commission                  (I.R.S. Employer
      of incorporation)          File Number)                Identification No.)

          457 Broadway, Lorain, Ohio                    44052-1769
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         (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code   (440) 244-6000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On October 24, 2006, The Board of Directors of LNB Bancorp, Inc. (the "Bancorp") approved the LNB Bancorp, Inc. 2006 Chief Executive Officer Long Term Incentive Plan (the "2006 CEO Long Term Incentive Plan"), the purpose of which is to provide the CEO of the Bancorp with a long term incentive to achieve superior personal performance at the Bancorp during 2006 in order to benefit the Bancorp and its shareholders.

     The Compensation Committee (the "Committee") of the Board of Directors of the Bancorp will oversee the administration of the 2006 CEO Long Term Incentive Plan.

     The 2006 CEO Long Term Incentive Plan provides for the payment of a cash bonus to the CEO, of up to 50% of the CEO's base pay, in an amount determined by the Committee, in its sole discretion, based on the Committee's determination of whether the CEO achieved subjective performance goals established by the Committee. Such goals include, but are not limited to: (1) growth in the overall business of the Bancorp in Lorain County and Cuyahoga County; (2) evaluation and restructuring of the internal departments, if necessary; and (3) other performance goals as established by the Board of Directors of the Bancorp. The amount of any payment to be paid to the CEO under the 2006 CEO Long Term Incentive Plan will be determined by the Committee, in its sole discretion, after December 31, 2006.


     A copy of the 2006 CEO Long Term Incentive Plan is furnished as Exhibit
10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01, and the above summary is qualified in its entirety by reference to that Exhibit.

Item 2.02 Results of Operations and Financial Condition.

     On October 26, 2006, the Bancorp issued a press release announcing its results of operations for the three month and nine month periods ended September 30, 2006. The press release is attached as Exhibit No. 99.1

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

10.1        LNB Bancorp, Inc. 2006 CEO Long Term Incentive Plan.
99.1        Press Release dated October 26, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     LNB BANCORP, INC.
                                                     -----------------
                                                     (Registrant)


Date 10/30/2006
                                                     /s/ Terry M. White
                                                     ------------------
                                                     Terry M. White
                                                     Executive Vice President,
                                                     Chief Financial Officer and
                                                     Corporate Secretary